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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               February 1, 2000

                        NEWPORT NEWS SHIPBUILDING INC.
            (Exact name of registrant as specified in its charter)

         Delaware                     1-12385               74-1541566
(State or other jurisdiction        (Commission          (I.R.S. Employer
       of incorporation)            File Number)        Identification No.)

                4101 Washington Avenue, Newport News, VA 23607
              (Address of principal executive offices) (zip code)

                                (757) 380-2000
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.    Other Events

     On February 1, 2000, the Board of Directors of the Company established Thursday, May 18, 2000, as the date for the Company's 2000 Annual Meeting of Stockholders. Article 1, Section 2, of the Company's Bylaws establishes advance notice procedures for stockholders to make nominations for candidates for election as directors or to bring other business before an annual meeting of stockholders (the "Advance Notice Procedure"). Under the Advance Notice Procedure for a stockholder notice to be timely it must be received by the Secretary of the Company at the Company's principal executive offices not later than the close of business on the 70th day or earlier than the close of business on the 90th day prior to the anniversary of the preceding year's Annual Meeting. In the event that the date of an annual meeting is more than 20 days before or more than 70 days after the anniversary date of the prior year's annual meeting, to be considered timely, notice by a stockholder must be delivered to the Secretary of the Company not sooner than the close of business on the 90th day prior to the upcoming annual meeting and not later than the close of business on the later of either the 70th day prior to the upcoming annual meeting or the 10th day following the day on which the Company first publicly announces the date of the upcoming annual meeting in a press release that is reported by the Dow Jones News Service, the Associated Press or any comparable national news service or in a document such as a proxy statement, registration statement, annual report on Form 10-K, quarterly report on Form 10-Q or current report on Form 8-K publicly filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     The Company's 1999 Annual Meeting of Stockholders was held on June 25, 1999. The scheduled date for the Company's 2000 Annual Meeting of Stockholders, May 18, 2000, is more than 20 days prior to the anniversary date for the Company's 1999 Annual Meeting of Stockholders. Accordingly, under the Advance Notice Procedure, in order for a stockholder to timely nominate a candidate for election as a director or bring other business before the Company's 2000 Annual Meeting of Stockholders, notice of such nomination or other business must be delivered to the Corporate Secretary of the Company in writing in accordance with the Company's Bylaws not sooner than February 18, 2000, and not later than March 9, 2000.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NEWPORT NEWS SHIPBUILDING INC.

Date: February 15, 2000             By: /s/ Stephen B. Clarkson
                                       ---------------------------------
                                       Name:  Stephen B. Clarkson
                                       Title: Vice President, General
                                              Counsel and Secretary